Exhibit 99.1

June 7, 2005

Nortel Completes Acquisition of PEC Solutions, Inc.

New Entity to Accelerate Nortel U.S. Federal Business, Drive New Growth Opportunities

WASHINGTON — Nortel* [NYSE/TSX: NT] announced the completion of the acquisition of PEC* Solutions*, Inc. [NASDAQ: PECS] by the merger of PEC Solutions and a subsidiary of Nortel’s U.S. subsidiary, Nortel Networks Inc. (NNI). The acquisition, originally announced on April 26, 2005, creates a U.S. entity that will operate under the name Nortel PEC Solutions and will provide mission-critical technology solutions for U.S. federal, state and local governments.

“By combining a leader in government IT professional services with a leader in networking technology and expertise, we have put together a powerful organization with all the tools it needs to compete fully and completely in the government market,” said Bill Owens, vice chairman and chief executive officer, Nortel. “One of the main drivers behind this acquisition was to pursue new growth opportunities for Nortel in areas that complement our existing strengths. We expect that with the addition of PEC we will nearly double our federal business.”

“Nortel PEC Solutions will focus on becoming a trusted partner of the U.S. government to support the livelihood, security, and well-being of its citizens,” said Chuck Saffell, president, Nortel Federal Network Solutions. “We can deliver a comprehensive portfolio of technology and services capable of meeting the demands of the most complex and important networks in the world.”

Headquartered in Fairfax, Virginia, Nortel PEC Solutions will engineer, deploy and manage mission-critical solutions for Government, particularly Homeland Security, criminal justice and intelligence, defense and federal civilian agencies. Nortel PEC Solutions will have 30 program offices in the United States in nine states and the District of Columbia. Its customer base will include: the U.S. Secret Service, U.S. Coast Guard, Office of the Chief Information Officer for Homeland Security, the Transportation Security Administration (TSA), Immigration and Customs Enforcement, the Department of Justice, Federal Bureau of Investigation, the U.S. Marshall Service, the Department of Defense, the U.S. Postal Service, and the Department of Veteran Affairs.

PEC Chief Executive Officer David C. Karlgaard, PEC President Paul G. Rice, and PEC Chief Operating Officer Alan H. Harbitter — all key members of PEC Solutions’ dynamic and experienced leadership team — will remain on the senior executive leadership team of Nortel PEC Solutions.

About Nortel
 Nortel is a recognized leader in delivering communications capabilities that enhance the human experience, ignite and power global commerce, and secure and protect the world’s most critical information. Serving both service provider and enterprise customers, Nortel delivers innovative technology solutions encompassing end-to-end broadband, Voice over IP, multimedia services and applications, and wireless broadband designed to help people solve the world’s greatest challenges. Nortel does business in more than 150 countries. For more information, visit Nortel on the Web at www.nortel.com. For the latest Nortel news, visit www.nortel.com/news.

Certain information included in this press release is forward-looking and is subject to important risks and uncertainties. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the outcome of regulatory and criminal investigations and civil litigation actions related to Nortel’s restatements and the impact any resulting legal judgments, settlements, penalties and expenses could have on Nortel’s results of operations, financial condition and liquidity, and any related potential dilution of Nortel’s common shares; the findings of Nortel’s independent review and implementation of recommended remedial measures; the outcome of the independent review with respect to revenues for specific identified transactions, which review will have a particular emphasis on the underlying conduct that led to the initial recognition of these revenues; the restatement or revisions of Nortel’s previously announced or filed financial results and resulting negative publicity; the existence of material weaknesses in Nortel’s internal control over financial reporting and the conclusion of Nortel’s management and independent auditor that Nortel’s internal control over financial reporting is ineffective, which could continue to impact Nortel’s ability to report its results of operations and financial condition accurately and in a timely manner; the impact of Nortel’s and NNL’s failure to timely file their financial statements and related periodic reports, including Nortel’s inability to access its shelf registration statement filed with the United States Securities and Exchange Commission (SEC); ongoing SEC reviews, which may result in changes to Nortel’s and NNL’s public filings; the impact of management changes, including the termination for cause of Nortel’s former CEO, CFO and Controller in April 2004; the sufficiency of Nortel’s restructuring activities, including the work plan announced on August 19, 2004 as updated on September 30, 2004 and December 14, 2004, including the potential for higher actual costs to be incurred in connection with restructuring actions compared to the estimated costs of such actions; cautious or reduced spending by Nortel’s customers; increased consolidation among Nortel’s customers and the loss of customers in certain markets; fluctuations in Nortel’s operating results and general industry, economic and market conditions and growth rates; fluctuations in Nortel’s cash flow, level of outstanding debt and current debt ratings; Nortel’s monitoring of the capital markets for opportunities to improve its capital structure and financial flexibility; Nortel’s ability to recruit and retain qualified employees; the use of cash collateral to support Nortel’s normal course business activities; the dependence on Nortel’s subsidiaries for funding; the impact of Nortel’s defined benefit plans and deferred tax assets on results of operations and Nortel’s cash flow; the adverse resolution of class actions, litigation in the ordinary course of business, intellectual property disputes and similar matters; Nortel’s dependence on new product development and its ability to predict market demand for particular products; Nortel’s ability to integrate the operations and technologies of acquired businesses in an effective manner; the impact of rapid technological and market change; the impact of price and product competition; barriers to international growth and global economic conditions, particularly in emerging markets and including interest rate and currency exchange rate fluctuations; the impact of rationalization and consolidation in the telecommunications industry; changes in regulation of the Internet; the impact of the credit risks of Nortel’s customers and the impact of customer financing and commitments; stock market volatility generally and as a result of acceleration of the settlement date of Nortel’s forward purchase contracts; negative developments associated with Nortel’s supply contracts and contract manufacturing agreements, including as a result of using a sole supplier for a key component of certain optical networks solutions; the impact of Nortel’s supply and outsourcing contracts that contain delivery and installation provisions, which, if not met, could result in the payment of substantial penalties or liquidated damages; and the future success of Nortel’s strategic alliances. For additional information with respect to certain of these and other factors, see the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed by Nortel with the SEC. Unless otherwise required by applicable securities laws, Nortel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

*Nortel, the Nortel logo and the Globemark are trademarks of Nortel. PEC and PEC Solutions are trademarks of PEC Solutions, Inc.

Use of the terms “partner” and “partnership” does not imply a legal partnership between Nortel and any other party.

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Nortel
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afuller@nortel.com

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